UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

Aon plc

(Exact name of registrant as specified in Charter)

England and Wales	1-7933	98-1030901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England	EC3V 4AN
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Aon Corporation entered into a transition and separation agreement with Peter Lieb, Executive Vice President, General Counsel, and Secretary of Aon plc (“Aon” or the “Company”), with respect to Mr. Lieb’s retirement from the Company effective as of December 31, 2020.

The agreement provides that Mr. Lieb will transition from his current position to a position as Special Legal Advisor to the Company’s Chief Executive Officer no later than December 31, 2019. Mr. Lieb will continue to receive his current base salary until December 31, 2020 (the “Transition Period”). In connection with Mr. Lieb’s transition, and subject to customary conditions, he will receive a cash payment of $1.8 million in exchange for carrying out duties and responsibilities during the Transition Period. In addition, the Company will provide Mr. Lieb with relocation benefits under the Company’s domestic transfer policy, as well as price protection of up to $300,000 for the sale of Mr. Lieb’s residence. Mr. Lieb will not be eligible to receive any other incentive payments during or with respect to 2019 or 2020. Mr. Lieb’s existing equity awards will continue to be governed by the terms of the applicable plan documents.

The foregoing summary is qualified in its entirety by reference to Mr. Lieb’s transition and separation agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

10.1	Transition and Separation Agreement between Aon Corporation and Peter Lieb, effective June 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aon Corporation

Date: June 4, 2019	By:	/s/ Molly Johnson
Name: Molly Johnson
Title: Assistant Corporate Secretary